EXHIBIT 99.1

Worthington Industries Reveals New Company Identities Ahead of Anticipated December Separation; Announces 2023 Investor and Analyst Day

COLUMBUS, Ohio, Sept. 26, 2023 (GLOBE NEWSWIRE) -- Worthington Industries, Inc. (NYSE: WOR), a leading industrial manufacturing company, today announced the names and branding for the two companies resulting from the planned separation. Worthington Enterprises will include the Company’s Building Products, Consumer Products and Sustainable Energy Solutions businesses. Worthington Steel will be the Company’s Steel Processing business. The separation is expected to occur as early as December 2023, ahead of the originally projected timing of early 2024.

The Worthington Enterprises name represents the organization’s strong heritage, entrepreneurial spirit, and market-leading brands and innovative products that improve lives.

“We felt that keeping Worthington in our name was important because we will continue to operate by Our Philosophy and Golden Rule principles,” said Andy Rose, president and chief executive officer of Worthington Industries, who will continue in the same role for Worthington Enterprises. “The word ‘Enterprises’ is most often associated with entrepreneurial ventures – and that is who we are at Worthington Enterprises. We are entrepreneurs, designers, manufacturers, and acquirers of innovative brands and products in attractive end markets.”

Worthington Steel honors the legacy of the Company’s history with a return to the original name of the steel processing business John H. McConnell founded in 1955. The icon is equally sharp-edged and smooth, alluding to the versatility of steel as a raw material and the role it will play in the energy transition.

Geoff Gilmore, chief operating officer and executive vice president, Worthington Industries, will become president and chief executive officer of Worthington Steel. He said, “Our entire team is energized to boldly lead the metals industry into a sustainable future as the most trusted, most innovative and most value-added metals processing partner in North America and beyond. Based on our legacy, reputation of dependability and forward-thinking, and our people-first principles, we are well positioned to partner with customers to provide steel processing, electrical steel laminations, tailor welded solutions and other value-added services to serve growing markets.”

Both Worthington Enterprises and Worthington Steel will be headquartered in Columbus, Ohio.

Investor and Analyst Day 2023
Worthington Industries will host an Investor and Analyst Day on October 11 in New York City where future senior leaders representing Worthington Enterprises and Worthington Steel will provide an in-depth review of their strategies to drive long-term growth and shareholder value.

The Worthington Enterprises session begins at 9:30 a.m. ET. Andy Rose, president and chief executive officer, Joseph Hayek, executive vice president, chief financial and operations officer, and other members of management are scheduled to deliver presentations.

The Worthington Steel session begins at 1 p.m. ET. Geoff Gilmore, president and chief executive officer, Tim Adams, vice president and chief financial officer and Jeff Klingler, executive vice president and chief operating officer are scheduled to deliver presentations.

Investors and analysts interested in participating virtually may register at this link. In-person attendance is by invitation only because of limited capacity. To request an invitation, please contact Investors@WorthingtonIndustries.com.

An archived webcast will be available for up to one year in the Events & Presentations section of the Company’s Investor Relations website.

*Editor’s Note: Please email Communications@WorthingtonIndustries.com to request a Worthington Enterprises and/or Worthington Steel logo file.

About Worthington Industries
Worthington Industries (NYSE:WOR) is a leading industrial manufacturing company pursuing its vision to be the transformative partner to its customers, a positive force for its communities and earn exceptional returns for its shareholders. For over six decades, the Company has been delivering innovative solutions to customers spanning industries such as automotive, energy, retail and construction. Worthington is North America’s premier value-added steel processor and producer of laser welded solutions and electrical steel laminations that provide lightweighting, safety critical and emission reducing components to the mobility market. Through on-board fueling systems and gas containment solutions, Worthington serves the growing global hydrogen ecosystem. The Company’s focus on innovation and manufacturing expertise extends to market-leading consumer products in tools, outdoor living and celebrations categories, sold under brand names, Coleman®, Bernzomatic®, Balloon Time®, Level5 Tools®, Mag Torch®, Well-X-Trol®, General®, Garden-Weasel®, Pactool International® and Hawkeye™; as well as market leading building products, including water systems, heating & cooling solutions, architectural and acoustical grid ceilings and metal framing and accessories.

Headquartered in Columbus, Ohio, Worthington operates 52 facilities in 15 states and nine countries, sells into over 90 countries and employs approximately 9,000 people. Founded in 1955, the Company follows a people-first Philosophy with earning money for its shareholders as its first corporate goal. Relentlessly finding new ways to drive progress and transform, Worthington is committed to providing better solutions for customers and bettering the communities where it operates by reducing waste, supporting community-based non-profits and developing the next generations of makers.

Safe Harbor Statement
Selected statements contained in this release constitute “forward-looking statements,” as that term is used in the Private Securities Litigation Reform Act of 1995 (the “Act”). Worthington Industries, Inc. (the “Company”) wishes to take advantage of the Safe Harbor provisions included in the Act. Forward-looking statements reflect the Company’s current expectations, estimates or projections concerning future results or events. These statements are often identified by the use of forward-looking words or phrases such as “believe,” “expect,” “anticipate,” “may,” “could,” “should,” “would,” “intend,” “plan,” “will,” “likely,” “estimate,” “project,” “position,” “strategy,” “target,” “aim,” “seek,” “foresee,” or other similar words or phrases. These forward-looking statements include, without limitation, statements relating to: future or expected cash positions, liquidity and ability to access financial markets and capital; outlook, strategy or business plans; the intended separation (the “Separation”) of the Company’s Steel Processing business (“Worthington Steel”) from the Company’s other businesses (“New Worthington”); the timing and method of the Separation; the anticipated benefits of the Separation; the expected financial and operational performance of, and future opportunities for, each of the two independent, publicly-traded companies following the Separation; the tax treatment of the Separation transaction; the leadership of each of the two independent, publicly-traded companies following the Separation; the ever-changing effects of the novel coronavirus (“COVID-19”) pandemic and the various responses of governmental and nongovernmental authorities thereto (such as fiscal stimulus packages, quarantines, shut downs and other restrictions on travel and commercial, social or other activities) on economies (local, national and international) and markets, and on our customers, counterparties, employees and third-party service providers; future or expected growth, growth potential, forward momentum, performance, competitive position, sales, volumes, cash flows, earnings, margins, balance sheet strengths, debt, financial condition or other financial measures; pricing trends for raw materials and finished goods and the impact of pricing changes; the ability to improve or maintain margins; expected demand or demand trends for the Company or its markets; additions to product lines and opportunities to participate in new markets; expected benefits from transformation and innovation efforts; the ability to improve performance and competitive position at the Company’s operations; anticipated working capital needs, capital expenditures and asset sales; anticipated improvements and efficiencies in costs, operations, sales, inventory management, sourcing and the supply chain and the results thereof; projected profitability potential; the ability to make acquisitions and the projected timing, results, benefits, costs, charges and expenditures related to acquisitions, joint ventures, headcount reductions and facility dispositions, shutdowns and consolidations; projected capacity and the alignment of operations with demand; the ability to operate profitably and generate cash in down markets; the ability to capture and maintain market share and to develop or take advantage of future opportunities, customer initiatives, new businesses, new products and new markets; expectations for Company and customer inventories, jobs and orders; expectations for the economy and markets or improvements therein; expectations for generating improving and sustainable earnings, earnings potential, margins or shareholder value; effects of judicial rulings; and other non-historical matters.

Because they are based on beliefs, estimates and assumptions, forward-looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected. Any number of factors could affect actual results, including, without limitation, those that follow: obtaining final approval of the Separation by the Worthington Industries, Inc. Board of Directors; the uncertainty of obtaining regulatory approvals in connection with the Separation, including rulings from the Internal Revenue Service; the ability to satisfy the necessary closing conditions to complete the Separation on a timely basis, or at all; the Company’s ability to successfully separate the two independent companies and realize the anticipated benefits of the Separation; the effect of conditions in national and worldwide financial markets, including inflation, increases in interest rates and economic recession, and with respect to the ability of financial institutions to provide capital; the risks, uncertainties and impacts related to the COVID-19 pandemic – the duration, extent and severity of which are impossible to predict, including the possibility of future resurgence in the spread of COVID-19 or variants thereof – and the availability, effectiveness and acceptance of vaccines, and other actual or potential public health emergencies and actions taken by governmental authorities or others in connection therewith; the effect of national, regional and global economic conditions generally and within major product markets, including significant economic disruptions from COVID-19, the actions taken in connection therewith and the implementation of related fiscal stimulus packages; the impact of tariffs, the adoption of trade restrictions affecting the Company’s products or suppliers, a United States (“U.S.”) withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; changing commodity prices and/or supply; product demand and pricing; changes in product mix, product substitution and market acceptance of the Company’s products; volatility or fluctuations in the pricing, quality or availability of raw materials (particularly steel), supplies, transportation, utilities, labor and other items required by operations (especially in light of the COVID-19 pandemic and Russia’s invasion of Ukraine); effects of sourcing and supply chain constraints; the outcome of adverse claims experience with respect to workers’ compensation, product recalls or product liability, casualty events or other matters; effects of facility closures and the consolidation of operations; the effect of financial difficulties, consolidation and other changes within the steel, automotive, construction and other industries in which the Company participates; failure to maintain appropriate levels of inventories; financial difficulties (including bankruptcy filings) of original equipment manufacturers, end-users and customers, suppliers, joint venture partners and others with whom the Company does business; the ability to realize targeted expense reductions from headcount reductions, facility closures and other cost reduction efforts; the ability to realize cost savings and operational, sales and sourcing improvements and efficiencies, and other expected benefits from transformation initiatives, on a timely basis; the overall success of, and the ability to integrate, newly-acquired businesses and joint ventures, maintain and develop their customers, and achieve synergies and other expected benefits and cost savings therefrom; capacity levels and efficiencies, within facilities, within major product markets and within the industries in which the Company participates as a whole; the effect of disruption in the business of suppliers, customers, facilities and shipping operations due to adverse weather, casualty events, equipment breakdowns, labor shortages, interruption in utility services, civil unrest, international conflicts (especially in light of Russia’s invasion of Ukraine), terrorist activities or other causes; changes in customer demand, inventories, spending patterns, product choices, and supplier choices; risks associated with doing business internationally, including economic, political and social instability (especially in light of Russia’s invasion of Ukraine), foreign currency exchange rate exposure and the acceptance of the Company’s products in global markets; the ability to improve and maintain processes and business practices to keep pace with the economic, competitive and technological environment; the effect of inflation, interest rate increases and economic recession, as well as potential adverse impacts as a result of the Inflation Reduction Act of 2022, which may negatively impact the Company’s operations and financial results; deviation of actual results from estimates and/or assumptions used by the Company in the application of its significant accounting policies; the level of imports and import prices in the Company’s markets; the impact of environmental laws and regulations or the actions of the U.S. Environmental Protection Agency or similar regulators which increase costs or limit the Company’s ability to use or sell certain products; the impact of increasing environmental, greenhouse gas emission and sustainability regulations and considerations; the impact of judicial rulings and governmental regulations, both in the U.S. and abroad, including those adopted by the U.S. Securities and Exchange Commission and other governmental agencies as contemplated by the Coronavirus Aid, Relief and Economic Security (CARES) Act, the Consolidated Appropriations Act, 2021, the American Rescue Plan Act of 2021, and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of healthcare laws in the U.S. and potential changes for such laws, which may increase the Company’s healthcare and other costs and negatively impact the Company’s operations and financial results; the effects of tax laws in the U.S. and potential changes for such laws, which may increase the Company’s costs and negatively impact its operations and financial results; cyber security risks; the effects of privacy and information security laws and standards; and other risks described from time to time in the filings of Worthington Industries, Inc. with the U.S. Securities and Exchange Commission, including those described in “Part I – Item 1A. – Risk Factors” of the Annual Report on Form 10-K of Worthington Industries, Inc. for the fiscal year ended May 31, 2023.

The Company notes these factors for investors as contemplated by the Act. It is impossible to predict or identify all potential risk factors. Consequently, you should not consider the foregoing list to be a complete set of all potential risks and uncertainties. Any forward-looking statements in this release are based on current information as of the date of this release, and the Company assumes no obligation to correct or update any such statements in the future, except as required by applicable law.

Contacts:
SONYA L. HIGGINBOTHAM
VP, CORPORATE COMMUNICATIONS
AND BRAND MANAGEMENT
614.438.7391 | sonya.higginbotham@worthingtonindustries.com

MARCUS A. ROGIER
TREASURER AND INVESTOR RELATIONS OFFICER
614.840.4663 | marcus.rogier@worthingtonindustries.com

200 Old Wilson Bridge Rd. | Columbus, Ohio 43085
WorthingtonIndustries.com